UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant To Section 13 or 15(D)
                     of the Securities Exchange Act of 1934


                Date of earliest event reported: January 17, 2006


                        GLOBAL ENTERTAINMENT CORPORATION
               (Exact name of registrant as specified in charter)


          Nevada                        0-50643                  86-0933274
(State or Other Jurisdiction          (Commission               (IRS Employer
    of Incorporation)                 File Number)           Identification No.)


                           4909 E. McDowell, Suite 104
                           Phoenix, Arizona 85008-4293
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (480) 994-0772
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ITEM 8.01. OTHER EVENTS

     On January 17, 2006 Global Entertainment Corporation ("GEC") issued a news release announcing that its common stock listing application has been approved by the American Stock Exchange (Amex(R)) and that it expects its common stock to commence trading on Monday, January 23, 2006, a copy of which is attached as
Exhibit 99.1 hereto and incorporated herein by this reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

     Exhibit No.                         Description
     -----------                         -----------
        99.1 Press release of Global Entertainment Corporation dated January 17, 2006

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           GLOBAL ENTERTAINMENT CORPORATION


Date: January 17, 2006                     /s/  Richard Kozuback
                                           -------------------------------------
                                           Richard Kozuback
                                           President and Chief Executive Officer

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
                                  EXHIBIT INDEX


     Exhibit No.                         Description
     -----------                         -----------
        99.1 Press release of Global Entertainment Corporation dated January 17, 2006